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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2005

                                _________________




                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                   000-50302              16-1633636
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(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
 Incorporation or Organization)       File Number)        Identification No.)




       5 REGENT STREET, SUITE 520
         LIVINGSTON, NEW JERSEY                                  07039
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(Address of Principal Executive Offices)                       (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Trey Resources, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") dated December 30, 2005 with Cornell Capital Partners, LP ("Cornell") wherein the Company agreed to sell and Cornell agreed to purchase up to Two Million Three Hundred Fifty Nine Thousand Forty Seven Dollars ($2,359,047) of secured convertible debentures. In conjunction with this Securities Purchase Agreement, the Company entered into:
(i) an Amended Security Agreement pledging substantially all of the assets of the Company to secure the obligations under the secured convertible debentures and (ii) an Investors Registration Rights Agreement whereby the Company agreed to file a registration statement to register up to 1,474,404,375 Class A Common Stock shares that may be issued upon the conversion of the secured convertible debentures and 4 million shares of Class A Common Stock that may be issued upon conversion of warrants previously issued. See Item 2.03 below for details of this financing.



ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The Company and Cornell entered into a Termination Agreement wherein the Equity Line of Credit Agreement; the Registration Rights Agreement; the Escrow Agreement; and the Placement Agent Agreement, all of which are dated January 27, 2005 were terminated on December 30, 2005.



SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Under the terms of the Securities Purchase Agreement between the Company and Cornell, the Company entered into financing of Two Million Three Hundred Fifty Nine Thousand Forty Seven Dollars ($2,359,047) in the form of secured convertible debentures with interest payable at the rate of 7.5% per annum. A portion of this financing was used to convert promissory notes and accrued interest therefrom equal to $1,159,047 into new secured convertible debentures and the balance was new financing in the form of secured convertible debentures equal to $600,000 with interest payable at the rate of 7.5% per annum to be issued and sold on the closing of this Securities Purchase Agreement and a second secured convertible debenture equal to $600,000 with interest payable at the rate of 7.5% per annum to be issued and sold two business days prior to the filing of the registration statement that will register the common stock shares issuable upon conversion of the secured convertible debentures.


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
SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

Trey Resources, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") dated December 30, 2005 with Cornell Capital Partners, LP ("Cornell") wherein the Company agreed to sell and Cornell agreed to purchase up to Two Million Three Hundred Fifty Nine Thousand Forty Seven Dollars ($2,359,047) of secured convertible debentures ( the "Debentures"). The Debentures are convertible into the Class A Common Stock of the Company calculated by dividing the dollar value of the Debenture being converted by the conversion price in effect at the time equal to ninety percent (90%) of the lowest closing bid price of the Class A Common Stock during the thirty (30) days trading days immediately preceding the date of conversion, as quoted by Bloomberg, LP.







                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TREY RESOURCES, INC.



                                          By: /s/ Mark Meller
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                                              Mark Meller
                                              President, Chief Executive Officer
                                              and Principal Accounting Officer

Date:       February 2, 2006


















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